AMENDMENT
                             DATED FEBRUARY 29, 2008
                           TO THE AMENDED AND RESTATED
                                SERVICE AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED NOVEMBER 15, 2004,
                                   AS AMENDED

                                    AMENDMENT
                             DATED FEBRUARY 29, 2008
                                     TO THE
                              AMENDED AND RESTATED
                                SERVICE AGREEMENT
                      DATED NOVEMBER 15, 2004, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated November 15, 2004, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

Section 4 of the Agreement is amended, effective November 15, 2007, to read as follows:

As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

                  GOVERNMENT LONG BOND 1.2X STRATEGY FUND

                              0.20% of Assets

                        U.S. GOVERNMENT MONEY MARKET FUND

                              0.20% of Assets

                        NOVA FUND

                              0.25% of Assets

                        INVERSE S&P 500 STRATEGY FUND

                              0.25% of Assets

                        NASDAQ-100(R) FUND

                              0.25% of Assets

                        INVERSE NASDAQ-100(R) STRATEGY FUND

                              0.25% of Assets

                        INVERSE GOVERNMENT LONG BOND STRATEGY FUND

                              0.25% of Assets

                        NOVA MASTER FUND

                              0.0% of Assets

                        INVERSE S&P 500 STRATEGY MASTER FUND

                              0.0% of Assets

                        INVERSE NASDAQ-100(R) STRATEGY MASTER FUND

                              0.0% of Assets

                        INVERSE GOVERNMENT LONG BOND STRATEGY MASTER FUND

                              0.0% of Assets

                        EUROPE 1.25X STRATEGY FUND

                              0.25% of Assets

                        RUSSELL 2000(R) 1.5X STRATEGY FUND

                              0.25% of Assets

                        MID-CAP 1.5X STRATEGY FUND

                              0.25% of Assets

                        LARGE-CAP VALUE FUND

                              0.25% of Assets

                        LARGE-CAP GROWTH FUND

                              0.25% of Assets

                        MID-CAP VALUE FUND

                              0.25% of Assets

                        MID-CAP GROWTH FUND

                              0.25% of Assets

                        INVERSE MID-CAP STRATEGY FUND

                              0.25% of Assets

                        SMALL-CAP VALUE FUND

                              0.25% of Assets

                        SMALL-CAP GROWTH FUND

                              0.25% of Assets

                        INVERSE RUSSELL 2000(R) STRATEGY FUND

                              0.25% of Assets

                        STRENGTHENING DOLLAR 2X STRATEGY FUND

                              0.25% of Assets

                        WEAKENING DOLLAR 2X STRATEGY FUND

                              0.25% of Assets

                        BANKING FUND

                              0.25% of Assets

                        BASIC MATERIALS FUND

                              0.25% of Assets

                        BIOTECHNOLOGY FUND

                              0.25% of Assets

                        CONSUMER PRODUCTS FUND

                              0.25% of Assets

                        ELECTRONICS FUND

                              0.25% of Assets

                        ENERGY FUND

                              0.25% of Assets

                        ENERGY SERVICES FUND

                              0.25% of Assets

                        FINANCIAL SERVICES FUND

                              0.25% of Assets

                        HEALTH CARE FUND

                              0.25% of Assets

                        INTERNET FUND

                              0.25% of Assets

                        LEISURE FUND

                              0.25% of Assets

                        PRECIOUS METALS FUND

                              0.25% of Assets

                        REAL ESTATE FUND

                              0.25% of Assets

                        RETAILING FUND

                              0.25% of Assets

                        TECHNOLOGY FUND

                              0.25% of Assets

                        TELECOMMUNICATIONS FUND

                              0.25% of Assets

                        TRANSPORTATION FUND

                              0.25% of Assets

                        UTILITIES FUND

                              0.25% of Assets

                        COMMODITIES STRATEGY FUND

                              0.25% of Assets

                        SECTOR ROTATION FUND

                              0.25% of Assets

                        MULTI-CAP CORE EQUITY FUND

                              0.25% of Assets

                        ABSOLUTE RETURN STRATEGIES FUND

                              0.25% of Assets

                        MARKET NEUTRAL FUND

                              0.25% of Assets

                        HEDGED EQUITY FUND

                              0.25% of Assets

                        S&P 500 FUND

                              0.25% of Assets

                        RUSSELL 2000(R) FUND

                              0.25% of Assets

                        ESSENTIAL PORTFOLIO MODERATE FUND

                              0.25% of Assets

                        ESSENTIAL PORTFOLIO CONSERVATIVE FUND

                              0.25% of Assets

                        ESSENTIAL PORTFOLIO AGGRESSIVE FUND

                              0.25% of Assets

                        MANAGED FUTURES STRATEGY FUND

                              0.25% of Assets

                        HIGH YIELD STRATEGY FUND

                              0.25% of Assets

                        INVERSE HIGH YIELD STRATEGY FUND

                              0.25% of Assets

                        INTERNATIONAL ROTATION FUND

                              0.25%

                        INTERNATIONAL 2X STRATEGY FUND

                              0.25%

                        INVERSE INTERNATIONAL 2X STRATEGY FUND

                              0.25%

                        JAPAN 2X STRATEGY FUND

                              0.25%

                        ALTERNATIVE STRATEGIES ALLOCATION FUND

                              0.25%

                        ADDITIONS ARE NOTED IN BOLD.

In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 29th day of February, 2008.

                                             RYDEX SERIES FUNDS

                                             By:  /s/ Carl G. Verboncoeur
                                                  ------------------------------
                                             Name:    Carl G. Verboncoeur
                                             Title:   President

                                             RYDEX FUND SERVICES, INC.

                                             By:  /s/ Carl G. Verboncoeur
                                                  ------------------------------
                                             Name:    Carl G. Verboncoeur
                                             Title:   President